UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Global Dividend Portfolio (formerly, BlackRock Global Dividend Income Portfolio)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 – Report to Stockholders

JULY 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Global Dividend Portfolio	of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index	1.97	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2013

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

On February 12, 2013, the Board of Trustees (the “Board”) of BlackRock Funds II approved a change to the Fund’s investment objective to become effective April 8, 2013. Effective April 8, 2013, the Fund expanded its investment objective to include “long-term capital appreciation” as an additional consideration. In addition, on July 30, 2013, the Board approved a change to the Fund’s name from “BlackRock Global Dividend Income Portfolio” to “BlackRock Global Dividend Portfolio.” The name change became effective on September 23, 2013.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2013, the Fund underperformed its performance benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

Relative to the benchmark index, the Fund’s underperformance was attributable largely to its lower risk profile. The Fund maintained a bias toward the more defensive, higher-yielding sectors of the market, which did not perform as well as the riskier, more cyclical segments. A significant exposure to the consumer staples sector hindered returns, as did stock selection within the sector. In particular, a position in Imperial Tobacco Group PLC performed poorly. Stock selection in consumer discretionary had a negative impact as well, with weak returns from holdings such as Hennes & Mauritz AB.

•

The Fund is not managed in accordance with the benchmark index and therefore can vary significantly in terms of positioning and performance. The Fund’s limited exposure to materials stocks proved beneficial as the sector had very poor performance over the period. Within industrials, stock selection had a positive impact on relative returns. Most notably, Legrand SA (France) was a top performer.

Describe recent portfolio activity.

•

During the 12-month period, the Fund continued to maintain a generally low level of turnover and did not make significant changes to its sector allocations. However, due to some trimming of positions and adding to select names, the Fund’s exposure to the health care and telecommunication services sectors decreased moderately while allocations to industrials and consumer discretionary increased during the period. Near the end of the period, the Fund rotated back into some telecommunication services names that had been trimmed on the back of strong performance in 2012.

•

Notable purchases included a new position in Deutsche Post AG as the stock boasts an attractive yield and potential for dividend growth. The Fund also initiated a position in Japan Tobacco, Inc., which despite a moderate yield has strong potential to grow its dividend over time. The Fund purchased Northrop Grumman Corp., also on potential for dividend growth, and Givaudan SA, a Swiss flavors and fragrances company with historically strong cash generation and a sensible cash return policy.

•

The Fund exited its position in Taiwan Semiconductor Manufacturing Co. Ltd. primarily due to concerns about capital expenditure needs in the coming years. The Fund also sold its holdings in Reckitt Benckiser Group PLC given higher valuation levels and expectations for slower dividend growth. Souza Cruz SA (Brazil) was sold primarily due to valuation concerns and Chunghwa Telecom Co. Ltd. (Taiwan) was sold due to concerns about the ability of the company to grow its dividend in the future given its high capital expenditure needs. Also during the period, the Fund sold its position in NTT DoCoMo, Inc. (Japan) and used the proceeds to purchase Swedish materials supply company Atlas Copco AB.

Describe portfolio positioning at period end.

•

As of period end, economic indicators suggested that the world was in a low-growth environment, but likely to avoid a “double-dip” recession. In this environment, the Fund continues to seek to invest in high-quality, dividend-paying companies with sustainable business models, strong financial positions and high dividend growth rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the US (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the US). The Fund’s total returns prior to November 1, 2010 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Builder Portfolio.

[3]	This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013
		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.61%	14.81%	N/A	6.75%	N/A	5.58%	N/A
Investor A	6.50	14.58	8.56%	6.48	5.34%	5.32	4.27%
Investor C	6.07	13.63	12.63	5.67	5.67	4.52	4.52
MSCI All Country World Index	6.23	20.50	N/A	3.81	N/A	1.93	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 7, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,066.10	$4.05	$1,000.00	$1,020.88	$3.96	0.79%
Investor A	$1,000.00	$1,065.00	$5.38	$1,000.00	$1,019.59	$5.26	1.05%
Investor C	$1,000.00	$1,060.70	$9.20	$1,000.00	$1,015.87	$9.00	1.80%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guaran- tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2013 and held through July 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 3 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Fund Information as of July 31, 2013

Ten Largest Holdings	Percent of Long-Term Investments

Imperial Tobacco Group PLC	4%
Pfizer, Inc	3
Microsoft Corp	3
Roche Holding AG.	3
Sanofi SA	3
McDonald’s Corp	3
Novartis AG, Registered Shares	3
Merck & Co., Inc	3
The Coca-Cola Co	3
Nestlé SA, Registered Shares	2

Geographic Allocation	Percent of Long-Term Investments

United States	43%
United Kingdom	18
Switzerland	9
France	7
Sweden	6
Canada	3
Belgium	2
Singapore	2
Netherlands	2
Taiwan	2
Japan	2
Germany	2
Other[1]	2

[1]	Other includes a 1% or less investment in each of the following countries: Italy and Finland.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	7

Schedule of Investments July 31, 2013	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 2.4%
Anheuser-Busch InBev NV	421,047	$40,488,573
Canada — 2.9%
National Bank of Canada	207,684	15,976,159
Rogers Communications, Inc., Class B	854,251	34,133,445

		50,109,604
Finland — 0.9%
Kone Oyj, Class B	198,884	14,812,569
France — 6.8%
Eutelsat Communications SA	1,013,321	28,321,674
Legrand SA	320,009	16,581,913
Sanofi SA	472,520	49,465,297
Total SA	422,090	22,492,580

		116,861,464
Germany — 1.7%
Deutsche Post AG, Registered Shares	1,035,860	28,966,885
Italy — 1.3%
ENI SpA	1,011,342	22,337,710
Japan — 1.9%
Japan Tobacco, Inc.	918,200	32,055,129
Netherlands — 2.0%
Royal Dutch Shell PLC, B Shares	966,814	34,196,822
Singapore — 2.3%
DBS Group Holdings Ltd.	1,861,000	24,421,765
Singapore Telecommunications Ltd.	5,069,000	15,652,770

		40,074,535
Sweden — 5.5%
Atlas Copco AB, A Shares	1,112,853	29,029,510
Hennes & Mauritz AB, B Shares	1,096,952	40,994,781
Svenska Handelsbanken AB, A Shares	547,371	24,832,140

		94,856,431
Switzerland — 9.2%
Givaudan SA, Registered Shares	12,985	18,073,184
Nestlé SA, Registered Shares	611,142	41,363,712
Novartis AG, Registered Shares	641,451	46,111,878
Roche Holding AG	210,072	51,696,409

		157,245,183

Common Stocks	Shares	Value
Taiwan — 1.9%
Far EasTone Telecommunications Co. Ltd.	6,795,500	$17,290,035
Taiwan Mobile Co. Ltd.	4,249,000	15,435,343

		32,725,378
United Kingdom — 17.2%
BHP Billiton PLC	775,436	22,196,582
British American Tobacco PLC	645,194	34,419,262
Diageo PLC	1,142,898	35,817,325
GlaxoSmithKline PLC	1,042,626	26,674,341
HSBC Holdings PLC	2,274,400	25,738,431
Imperial Tobacco Group PLC	1,794,255	60,224,494
TESCO PLC	5,369,660	30,016,248
Unilever PLC	754,502	30,639,375
Vodafone Group PLC	10,101,990	30,256,432

		295,982,490
United States — 41.3%
Altria Group, Inc.	1,057,058	37,060,453
AT&T Inc.	923,946	32,587,575
Chevron Corp.	268,923	33,854,716
The Coca-Cola Co.	1,072,038	42,967,283
Emerson Electric Co.	433,431	26,599,660
Genuine Parts Co.	423,539	34,725,963
Johnson & Johnson	295,843	27,661,321
Kraft Foods Group, Inc.	644,041	36,439,840
Lorillard, Inc.	828,574	35,239,252
McDonald’s Corp.	486,919	47,757,016
Merck & Co., Inc.	933,797	44,981,001
Microsoft Corp.	1,629,572	51,869,277
Northrop Grumman Corp.	170,394	15,686,472
PepsiCo, Inc.	274,013	22,891,046
Pfizer, Inc.	1,800,934	52,641,301
Philip Morris International, Inc.	347,940	31,029,289
Reynolds American, Inc.	400,579	19,800,620
U.S. Bancorp	705,048	26,312,391
United Parcel Service, Inc., Class B	342,193	29,702,352
United Technologies Corp.	284,867	30,073,409
Verizon Communications, Inc.	607,248	30,046,631

		709,926,868
Total Long-Term Investments
(Cost — $1,443,528,078) — 97.3%		1,670,639,641

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	EUR Euro GBP British Pound JPY Japanese Yen	SEK Swedish Krona USD US Dollar

See Notes to Financial Statements.

8	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (a)(b)	39,127,650	$39,127,650
Total Short-Term Securities (Cost — $39,127,650) — 2.3%		39,127,650
Total Investments (Cost — $1,482,655,728) — 99.6%		1,709,767,291
Other Assets Less Liabilities — 0.4%		6,852,560

Net Assets — 100.0%		$1,716,619,851

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	28,550,221	10,577,429	39,127,650	$38,015	$171

(b)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of July 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	856,875	USD	1,136,817	Goldman Sachs International	8/01/13	$3,130
SEK	195,377,000	USD	29,228,364	Deutsche Bank AG	8/15/13	735,285
USD	29,286,328	SEK	195,377,000	JPMorgan Chase Bank N.A.	8/15/13	(677,321)
GBP	36,545,733	JPY	5,554,056,000	UBS AG	9/05/13	(1,156,312)
JPY	5,554,056,000	GBP	36,543,929	State Street Bank and Trust Co.	9/05/13	1,159,055
USD	32,617,786	GBP	21,427,000	Deutsche Bank AG	10/03/13	35,963
Total						$99,800

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, vola- tilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	9

Schedule of Investments (concluded)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$40,488,573	—	$40,488,573
Canada	$50,109,604	—	—	50,109,604
Finland	—	14,812,569	—	14,812,569
France	—	116,861,464	—	116,861,464
Germany	—	28,966,885	—	28,966,885
Italy	—	22,337,710	—	22,337,710
Japan	—	32,055,129	—	32,055,129
Netherlands	—	34,196,822	—	34,196,822
Singapore	—	40,074,535	—	40,074,535
Sweden	—	94,856,431	—	94,856,431
Switzerland	—	157,245,183	—	157,245,183
Taiwan	—	32,725,378	—	32,725,378
United Kingdom	—	295,982,490	—	295,982,490
United States	709,926,868	—	—	709,926,868
Short-Term Securities	39,127,650	—	—	39,127,650
Total	$799,164,122	$910,603,169	—	$1,709,767,291

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$3,130	$1,930,303	—	$1,933,433
Liabilities:
Foreign currency exchange contracts	—	(1,833,633)	—	(1,833,633)
Total	$3,130	$96,670	—	$99,800

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$9,576	—	—	$9,576
Foreign currency at value	60	—	—	60
Total	$9,636	—	—	$9,636

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

10	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments at value — unaffiliated (cost — $1,443,528,078)	$1,670,639,641
Investments at value — affiliated (cost — $39,127,650)	39,127,650
Cash	9,576
Foreign currency at value (cost — $60)	60
Unrealized appreciation on foreign currency exchange contracts	1,933,433
Capital shares sold receivable	9,584,996
Dividends receivable — unaffiliated	5,569,848
Dividends receivable — affiliated	1,726
Prepaid expenses	67,960

Total assets	1,726,934,890

Liabilities
Investments purchased payable	1,139,947
Unrealized depreciation on foreign currency exchange contracts	1,833,633
Capital shares redeemed payable	5,423,827
Investment advisory fees payable	827,098
Service and distribution fees payable	396,265
Other affiliates payable	96,569
Officer’s and Trustees’ fees payable	4,290
Other accrued expenses payable	593,410

Total liabilities	10,315,039

Net Assets	$1,716,619,851

Net Assets Consist of
Paid-in capital	$1,499,103,452
Undistributed net investment income	3,996,553
Accumulated net realized loss	(13,645,155)
Net unrealized appreciation/depreciation	227,165,001

Net Assets	$1,716,619,851

Net Asset Value
Institutional — Based on net assets of $812,276,605 and 71,684,438 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.33

Investor A — Based on net assets of $572,795,830 and 50,703,507 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.30

Investor C — Based on net assets of $331,547,416 and 29,495,113 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.24

See Notes to Financial Statements.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	11

Statement of Operations

Year Ended July 31, 2013

Investment Income
Dividends — unaffiliated	$52,277,259
Foreign taxes withheld	(2,742,784)
Dividends — affiliated	38,015

Total income	49,572,490

Expenses
Investment advisory	8,041,846
Service and distribution — class specific	3,965,721
Transfer agent — class specific	1,294,200
Administration	904,185
Registration	167,268
Administration — class specific	328,681
Custodian	135,495
Professional	113,245
Printing	53,575
Officer and Trustees	38,328
Miscellaneous	41,377
Recoupment of past waived fees — class specific	208

Total expenses	15,084,129
Less fees waived by Manager	(27,746)

Total expenses after fees waived	15,056,383

Net investment income	34,516,107

Realized and Unrealized Gain
Net realized gain (loss) from:
Investments	27,682,564
Capital gain distributions received from affiliated underlying funds	171
Foreign currency transactions	(14,198,833)

13,483,902

Net change in unrealized appreciation/depreciation on:
Investments	135,122,294
Foreign currency translations	(1,799,194)

133,323,100

Total realized and unrealized gain	146,807,002

Net Increase in Net Assets Resulting from Operations	$181,323,109

See Notes to Financial Statements.

12	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Statements of Changes in Net Assets

	Year Ended July 31,
Increase in Net Assets:	2013	2012

Operations
Net investment income	$34,516,107	$24,801,063
Net realized gain (loss)	13,483,902	(25,634,396)
Net change in unrealized appreciation/depreciation	133,323,100	78,622,245

Net increase in net assets resulting from operations	181,323,109	77,788,912

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(17,228,441)	(10,639,131)
Investor A	(11,736,311)	(8,537,792)
Investor C	(4,973,469)	(3,829,339)
Net realized gain:
Institutional	—	(147,015)
Investor A	—	(147,856)
Investor C	—	(80,094)

Decrease in net assets resulting from dividends and distributions to shareholders	(33,938,221)	(23,381,227)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	452,387,878	620,419,204

Net Assets
Total increase in net assets	599,772,766	674,826,889
Beginning of year	1,116,847,085	442,020,196

End of year	$1,716,619,851	$1,116,847,085

Undistributed net investment income at end of year	$3,996,553	$1,337,306

1	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	13

Financial Highlights

	Institutional					Investor A
	Year Ended July 31,					Year Ended July 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.13	$9.79	$8.69	$7.81	$9.54	$10.10	$9.77	$8.68	$7.81	$9.54

Net investment income[1]	0.31	0.32	0.36	0.34	0.32	0.27	0.28	0.33	0.35	0.29
Net realized and unrealized gain (loss)	1.18	0.29	0.97	0.83	(1.73)	1.19	0.30	0.98	0.79	(1.72)

Net increase (decrease) from investment operations	1.49	0.61	1.33	1.17	(1.41)	1.46	0.58	1.31	1.14	(1.43)

Dividends and distributions from:[2]
Net investment income	(0.29)	(0.27)	(0.23)	(0.29)	(0.32)	(0.26)	(0.25)	(0.22)	(0.27)	(0.30)
Net realized gain	—	(0.00)[3]	—	—	—	—	(0.00)[3]	—	—	—

Total dividends and distributions	(0.29)	(0.27)	(0.23)	(0.29)	(0.32)	(0.26)	(0.25)	(0.22)	(0.27)	(0.30)

Net asset value, end of year	$11.33	$10.13	$9.79	$8.69	$7.81	$11.30	$10.10	$9.77	$8.68	$7.81

Total Investment Return[4]
Based on net asset value	14.81%	6.33%	15.41%	15.03%	(14.53)%	14.58%	6.00%	15.14%	14.66%	(14.71)%

Ratios to Average Net Assets
Total expenses	0.81%	0.86%	0.99%[5]	7.86%[6]	15.29%[7]	1.06%	1.11%	1.23%[5]	8.58%[6]	16.60%[7]

Total expenses excluding recoupment of past waived fees	0.81%	0.85%	0.99%[5]	7.86%[6]	15.29%[7]	1.06%	1.10%	1.23%[5]	8.58%[6]	16.60%[7]

Total expenses after fees waived and reimbursed	0.80%	0.86%	0.89%[5]	0.75%[6]	0.75%[7]	1.06%	1.11%	1.14%[5]	1.00%[6]	1.00%[7]

Net investment income	2.83%	3.25%	3.65%[5]	3.97%[6]	4.25%[7]	2.54%	2.93%	3.38%[5]	4.05%[6]	3.92%[7]

Supplemental Data
Net assets, end of year (000)	$812,277	$492,113	$154,543	$1,338	$1,105	$572,796	$383,912	$178,933	$629	$224

Portfolio turnover	18%	24%	14%	3%	30%	18%	24%	14%	3%	30%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.

See Notes to Financial Statements.

14	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Financial Highlights (concluded)

	Investor C
	Year Ended July 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.06	$9.74	$8.67	$7.81	$9.54

Net investment income[1]	0.19	0.21	0.26	0.26	0.22
Net realized and unrealized gain (loss)	1.17	0.30	0.98	0.81	(1.71)

Net increase (decrease) from investment operations	1.36	0.51	1.24	1.07	(1.49)

Dividends and distributions from:[2]
Net investment income	(0.18)	(0.19)	(0.17)	(0.21)	(0.24)
Net realized gain	—	(0.00)[3]	—	—	—

Total dividends and distributions	(0.18)	(0.19)	(0.17)	(0.21)	(0.24)

Net asset value, end of year	$11.24	$10.06	$9.74	$8.67	$7.81

Total Investment Return[4]
Based on net asset value	13.63%	5.32%	14.40%	13.72%	(15.37)%

Ratios to Average Net Assets
Total expenses	1.81%	1.86%	1.95%[5]	9.13%[6]	19.54%[7]

Total expenses excluding recoupment of past waived fees	1.81%	1.85%	1.95%[5]	9.13%[6]	19.54%[7]

Total expenses after fees waived and reimbursed	1.81%	1.86%	1.88%[5]	1.75%[6]	1.75%[7]

Net investment income	1.79%	2.22%	2.69%[5]	3.03%[6]	3.00%[7]

Supplemental Data
Net assets, end of year (000)	$331,547	$240,822	$108,544	$141	$75

Portfolio turnover	18%	24%	14%	3%	30%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.

See Notes to Financial Statements.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	15

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Dividend Portfolio (formerly known as BlackRock Global Dividend Income Portfolio) (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service

16	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Notes to Financial Statements (continued)

and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended July 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	17

Notes to Financial Statements (continued)

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away, from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,933,433

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$1,833,633

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended July 31, 2013

Net Realized Loss From
Foreign currency exchange contracts:
Foreign currency transactions	$(14,324,338)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$(1,772,089)

For the year ended July 31, 2013, the average quarterly balances of out-standing derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	5
Average number of contracts — US dollars sold	3
Average US dollar amounts purchased	$181,960,050
Average US dollar amounts sold	$109,513,940

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement

18	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Notes to Financial Statements (continued)

and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on the average daily net assets that is attributable to the Fund’s direct investments in fixed income and equity securities and instruments, including ETFs advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisors) and excludes investments in other BlackRock equity and/or fixed income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion - $2 Billion	0.550%
$2 Billion - $3 Billion	0.525%
Greater than $3 Billion	0.500%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations. For the year ended July 31, 2013, the amount waived was $27,746.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2013, the following table shows the class specific service and/or distribution fees borne directly by each class of the Fund:

Investor A	Investor C	Total
$1,171,740	$2,793,981	$3,965,721

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2013, the Fund paid $3 to affiliates in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	19

Notes to Financial Statements (continued)

center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$2,583	$5,766	$3,461	$11,810

For the year ended July 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$574,494	$448,733	$270,973	$1,294,200

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived — class specific in the Statement of Operations. For the year ended July 31, 2013, the Fund paid $892,740 to the Manager in return for these services, which is included in administration and administration — class specific in the Statement of Operations.

For the year ended July 31, 2013, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$143,281	$115,638	$69,762	$328,681

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
2.00%	2.25%	3.00%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the independent trustees.

In addition, the Manager has also contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
1.00%	1.25%	2.00%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until December 1, 2013 unless approved by the Board, including a majority of independent trustees.

These amounts waived or reimbursed, if any, are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which that share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

20	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Notes to Financial Statements (continued)

For the year ended July 31, 2013, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Investor A	Investor C	Total
$124	$45	$39	$208

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2013:

Fund Level	$54,684
Institutional	$4,995
Investor A	$3,773
Investor C.	$1,376

There are no Fund level and class specific waivers and/or reimbursements subject to recoupment.

For the year ended July 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $142,454.

For the year ended July 31, 2013, affiliates received CDSCs as follows:

Investor A	Investor C
$16,267	$56,414

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer which is included in officer and trustees in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended July 31, 2013, were $663,516,042 and $238,906,572, respectively.

6. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of July 31, 2013 attributable to foreign currency transactions was reclassified to the following accounts:

Undistributed net investment income	$2,081,361
Accumulated net realized loss	$(2,081,361)

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 was as follows:

	7/31/13	7/31/12
Ordinary income	$33,938,221	$23,278,087
Long-term capital gains	—	103,140

Total	$33,938,221	$23,381,227

As of July 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$3,999,683
Capital loss carryforwards	(11,422,622)
Net unrealized gains[1]	224,939,338

Total	$217,516,399

1	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of July 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $11,422,622. This capital loss carryforward has no expiration date.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,484,781,591

Gross unrealized appreciation	$240,916,368
Gross unrealized depreciation	(15,930,668)

Net unrealized appreciation	$224,985,700

7. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended July 31, 2013.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	21

Notes to Financial Statements (continued)

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of July 31, 2013, the Fund invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of July 31, 2013, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	38,355,722	$417,503,498	46,256,813	$443,481,896
Shares issued in reinvestment of dividends and distributions	1,110,734	12,178,027	776,654	7,631,525
Shares redeemed	(16,347,108)	(175,912,470)	(14,247,482)	(137,326,471)

Net increase	23,119,348	$253,769,055	32,785,985	$313,786,950

Investor A
Shares sold	21,621,065	$233,327,238	31,743,951	$301,719,980
Shares issued in reinvestment of dividends and distributions	1,006,524	10,986,079	808,322	7,896,737
Shares redeemed	(9,918,104)	(106,285,158)	(12,871,052)	(124,198,892)

Net increase	12,709,485	$138,028,159	19,681,221	$185,417,825

Investor C
Shares sold	9,775,587	$105,453,777	15,679,074	$148,794,410
Shares issued in reinvestment of dividends and distributions	400,698	4,363,792	348,635	3,404,849
Shares redeemed	(4,620,768)	(49,226,905)	(3,236,362)	(30,984,830)

Net increase	5,555,517	$60,590,664	12,791,347	$121,214,429

Total Net Increase	41,384,350	$452,387,878	65,258,553	$620,419,204

22	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and the Shareholders of BlackRock Global Dividend Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Dividend Portfolio (formerly BlackRock Global Dividend Income Portfolio) (the “Fund”), a series of BlackRock Funds II, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Dividend Portfolio of BlackRock Funds II as of July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 25, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Dividend Portfolio during the fiscal year ended July 31, 2013:

Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income[2]	Foreign Taxes Paid Per Share[3]
10/19/2012	100%[2]	69.21%[2]	61.15%	0.001571
12/13/2012	100%[2]	100.00%[2]	61.15%	—
4/18/2013	100%[2]	72.26%[2]	57.75%	0.007719
7/19/2013	100%[2]	72.26%[2]	57.75%	0.007260

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

24	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Global Dividend Portfolio (formerly, BlackRock Global Dividend Income Portfolio) (the “Fund”), a series of BlackRock Funds II (the “Trust”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International, Ltd. (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the

Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings.

26	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the fourth, first and first quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and will monitor the Fund’s performance in the coming year.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

28	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2008	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2008	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2008	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2008	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2008	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008.	28 RICs consisting of 84 Portfolios	None

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	29

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2008	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2008	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2008	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2008	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2008	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2008	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock International Limited Edinburgh, Scotland EH3 8JB	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	31

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2013	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK FUNDS	JULY 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

GDIP-7/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dividend Portfolio	$33,613	$31,600	$0	$0	$18,100	$30,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dividend Portfolio	$18,100	$30,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: October 2, 2013